Exhibit 99.1

CBAK Energy Reports Third Quarter 2023 Unaudited Financial Results

DALIAN, China, November 9, 2023 /PRNewswire/ – CBAK Energy Technology, Inc. (NASDAQ: CBAT) (“CBAK Energy,” or the “Company”) a leading lithium-ion battery manufacturer and electric energy solution provider in China, today reported its unaudited financial results for the third quarter ended September 30, 2023.

Third Quarter of 2023 Financial Highlights

●	Net revenues from sales of batteries were $44.3 million, an increase of 71.5% from $25.8 million in the same period of 2022.

●	Net revenues from batteries used in light electric vehicles were $1.11 million, an decrease of 2.8% from $1.15 million in the same period of 2022.

●	Net revenues from batteries used in electric vehicles were $0.40 million, an increase of 19.5 times from $0.02 million in the same period of 2022.

●	Net revenues from uninterruptible supplies were $42.8 million, an increase of 73.5% from $24.7 million in the same period of 2022.

●	Gross margin for the battery business was 26.4%, an increase of 17.7 percentage points from 8.7% in the same period of 2022.

●	Net income attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $6.3 million, compared to a net loss of $0.9 million in the same period of 2022.

Yunfei Li, Chairman and Chief Executive Officer of the Company, commented, “Amid the slowdown in China’s battery industry and macro headwinds, we are pleased to deliver robust growth in our primary battery business and achieve both operating and net income in the third quarter, further improving our profitability. Looking ahead, we anticipate sustaining our solid financial and operating performance. This is supported by our significant order backlog, which exceeds our production capacity. Notably, orders for the Dalian facility have been scheduled toward the end of 2024, and our Nanjing facility is also overwhelmed. At the same time, we are continuing to improve production efficiency and expand production capacity, bolstering our market-leading position and reinforcing our growth trajectory.”

Jiewei Li, Chief Financial Officer and Secretary of the Board of the Company, added, “As the battery business returned to year over year growth in the third quarter, we also recorded the ongoing improvements in gross margin and operating profit margin. This was underpinned by a sharp increase in the contribution of our higher-margin battery business and a reduction in the cost of revenues as we further leveraged our technology to improve production efficiency. Alongside a growing number of orders for our battery products, we will continue to find the right balance between growth and profitability while investing in R&D and production capacity expansion to enhance our sustainable, long-term competitiveness.”

Third quarter of 2023 Business Highlights & Recent Developments

●	In September, CBAK Energy announced that its wholly-owned subsidiary, Nanjing CBAK reached an agreement with BAK Battery to acquire, from BAK Battery, a 5% stake in BAK Power, an unrelated, well-respected power battery R&D and manufacturing company.

●	In September, CBAK Energy announced that its wholly-owned subsidiary, Nanjing CBAK received an order worth RMB33.58 million from Anker, one of the largest third-party accessories suppliers globally for Apple Inc.’s products.

Third quarter of 2023 Financial Results

Net revenues were $63.4 million, representing an increase of 9.9% compared to $57.7 million in the same period of 2022. This increase was primarily attributable to growth in the Company’s battery business.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2022 Third Quarter	2023 Third Quarter	% Change YoY
Net Revenues ($)	25,845,959	44,327,653	71.5
Gross Profits ($)	2,242,930	11,698,226	421.6
Gross Margin	8.7%	26.4%	-
Net Income ($)	1,064,317	7,770,711	630.1
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	19,688	402,863	1946.2
Light Electric Vehicles	1,146,370	1,114,107	-2.8
Uninterruptable supplies	24,679,901	42,810,683	73.5
Total	25,845,959	44,327,653	71.5

Cost of revenues was $51.2 million, representing a decrease of 5.7% from $54.3 million in the same period of 2022. The decrease in the cost of revenues corresponds to the Company’s higher gross profit from the batteries’ segment.

Gross profit was $12.2 million, representing an increase of 254.0% from $3.5 million in the same period of 2022. Gross margin was 19.3%, compared to 6.0% in the same period of 2022.

Total operating expenses were $7.0 million, representing an increase of 40.8% from $4.9 million in the same period of 2022.

●	Research and development expenses were $2.6 million, an increase of 8.1% from $2.4 million in the same period of 2022.

●	Sales and marketing expenses were $1.1 million, an increase of 33.8% from $0.8 million in the same period of 2022.

●	General and administrative expenses were $3.2 million, an increase of 73.7% from $1.9 million in the same period of 2022.

●	Provision for doubtful accounts was $0.02 million, compared to a recovery of doubtful accounts of $0.1 million in the same period of 2022.

Operating income amounted to $5.3 million, compared to an operating loss of $1.5 million in the same period of 2022.

Finance expense, net amounted to $0.4 million, compared to finance income, net of $0.7 million in the same period of 2022.

Change in fair value of warrants was $0.02 million, compared to $0.94 million in the same period of 2022. The change in fair value of the warrants liability is mainly due to the share price movement.

Net income attributable to shareholders of CBAK Energy was $6.3 million, compared to net loss attributable to shareholders of CBAK Energy of $290 in the same period of 2022.

Net income attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $6.3 million, compared to a net loss of $0.9 million in the same period of 2022.

Basic and diluted income per share were both $0.07, compared to $0.00 in the same period of 2022.

Conference Call

CBAK Energy’s management will host an earnings conference call at 8:00 AM U.S. Eastern Time on Thursday, November 9, 2023 (9:00 PM Beijing/Hong Kong Time on November 9, 2023).

For participants who wish to join our call online, please visit:

https://edge.media-server.com/mmc/p/imrz65fd

Participants who plan to ask questions during the call will need to register at least 15 minutes prior to the scheduled call start time using the link provided below. Upon registration, participants will receive the conference call access information, including dial-in numbers, a unique pin, and an email with detailed instructions.

Participant Online Registration:

https://register.vevent.com/register/BI1f60f4340d574f159da65982159458e2

Once completing the registration, please dial-in at least 10 minutes before the scheduled start time of the conference call and enter the personal pin as instructed to connect to the call.

A replay of the conference call may be accessed within seven days after the conclusion of the live call at the following website:

https://edge.media-server.com/mmc/p/imrz65fd

The earnings release and the link for the replay are available at ir.cbak.com.cn.

About CBAK Energy

CBAK Energy Technology, Inc. (NASDAQ: CBAT) is a leading high-tech enterprise in China engaged in the development, manufacturing, and sales of new energy high power lithium batteries and raw materials for use in manufacturing high power lithium batteries. The applications of the Company’s products and solutions include electric vehicles, light electric vehicles, electric tools, energy storage, uninterruptible power supply (UPS), and other high-power applications. In January 2006, CBAK Energy became the first lithium battery manufacturer in China listed on the Nasdaq Stock Market. CBAK Energy has multiple operating subsidiaries in Dalian, Nanjing and Shaoxing, as well as a large-scale R&D and production base in Dalian.

For more information, please visit ir.cbak.com.cn.

Safe Harbor Statement

This press release contains “forward-looking statements” that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Our actual results may differ materially or perhaps significantly from those discussed herein, or implied by, these forward-looking statements.

Any forward-looking statements contained in this press release are only estimates or predictions of future events based on information currently available to our management and management’s current beliefs about the potential outcome of future events. Whether these future events will occur as management anticipates, whether we will achieve our business objectives, and whether our revenues, operating results, or financial condition will improve in future periods are subject to numerous risks. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: significant legal and operational risks associated with having substantially all of our business operations in China, that the Chinese government may exercise significant oversight and discretion over the conduct of our business and may intervene in or influence our operations at any time, which could result in a material change in our operations and/or the value of our securities or could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless, the effects of the global Covid-19 pandemic or other health epidemics, changes in domestic and foreign laws, regulations and taxes, the volatility of the securities markets; and other risks including, but not limited to, the ability of the Company to meet its contractual obligations, the uncertain markets for the Company’s products and business, macroeconomic, technological, regulatory, or other factors affecting the profitability of our products and solutions that we discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K as well as in our other reports filed or furnished from time to time with the SEC. You should read these factors and the other cautionary statements made in this press release. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further inquiries, please contact:

In China:

CBAK Energy Technology, Inc.
Investor Relations Department
Phone: +86-18675423231
Email: ir@cbak.com.cn

Piacente Financial Communications
Ms. Hui Fan
Tel: +86-10-6508-0677
Email: CBAK@thepiacentegroup.com

In the United States:

Piacente Financial Communications

Ms. Brandi Piacente
Tel: +1-212-481-2050
Email: CBAK@thepiacentegroup.com

CBAK Energy Technology, Inc. and Subsidiaries

Condensed consolidated Balance Sheets

As of December 31, 2022 and September 30, 2023

(Unaudited)

(In US$ except for number of shares)

	December 31, 2022	September 30, 2023
		(Unaudited)
Assets
Current assets
Cash and cash equivalents	$6,519,212	$3,176,249
Pledged deposits	30,836,864	42,511,872
Trade and bills receivable, net	27,413,575	45,564,242
Inventories	49,446,291	37,451,597
Prepayments and other receivable	5,915,080	7,266,257
Receivables from former subsidiary, net	5,518,052	323,973
Income tax recoverable	57,934	-
Total current assets	125,707,008	136,294,190

Property, plant and equipment, net	90,004,527	93,587,460
Construction in progress	9,954,202	35,605,326
Long-term investments, net	945,237	897,635
Prepaid land use rights	12,361,163	11,503,787
Intangible assets, net	1,309,058	936,062
Deposit paid for acquisition of long-term investments	-	3,669,851
Operating lease right-of-use assets, net	1,264,560	949,192
Deferred tax assets, net	2,486,979	3,397,566
Total assets	$244,032,734	$286,841,069

Liabilities
Current liabilities
Trade and bills payable	$67,491,435	$88,176,563
Short-term bank borrowings	14,907,875	33,190,571
Other short-term loans	689,096	338,581
Accrued expenses and other payables	25,605,661	38,481,174
Payables to former subsidiaries, net	358,067	389,250
Deferred government grants, current	1,299,715	366,171
Product warranty provisions	26,215	23,285
Warrants liability	136,000	-
Operating lease liability, current	575,496	366,391
Finance lease liability, current	844,297	-
Total current liabilities	111,933,857	161,331,986

Deferred government grants, non-current	5,577,020	5,022,216
Product warranty provisions	450,613	471,384
Operating lease liability, non-current	607,222	462,323
Accrued expenses and other payables, non-current	1,085,525	-
Total liabilities	119,654,237	167,287,909

Commitments and contingencies

Shareholders’ equity
Common stock $0.001 par value; 500,000,000 authorized; 89,135,064 issued and 88,990,858 outstanding as of December 31, 2022 and 89,611,396 issued and 89,467,190 outstanding as of September 30, 2023	89,135	89,611
Donated shares	14,101,689	14,101,689
Additional paid-in capital	246,240,998	247,200,355
Statutory reserves	1,230,511	1,230,511
Accumulated deficit	(131,946,705)	(129,627,258)
Accumulated other comprehensive loss	(8,153,644)	(14,330,746)
	121,561,984	118,664,162
Less: Treasury shares	(4,066,610)	(4,066,610)
Total shareholders’ equity	117,495,374	114,597,552
Non-controlling interests	6,883,123	4,955,608
Total equity	124,378,497	119,553,160

Total liabilities and shareholder’s equity	$244,032,734	$286,841,069

CBAK Energy Technology, Inc. and Subsidiaries

Condensed consolidated Statements of Operations and Comprehensive Income (Loss)

For the three and nine months ended September 30, 2022 and 2023

(Unaudited)

(In US$ except for number of shares)

	Three months ended September 30,		Nine months ended September 30,
	2022	2023	2022	2023
Net revenues	$57,721,692	$63,441,109	$194,267,650	$148,258,680
Cost of revenues	(54,261,244)	(51,192,531)	(179,955,540)	(129,219,716)
Gross profit	3,460,448	12,248,578	14,312,110	19,038,964
Operating expenses:
Research and development expenses	(2,385,591)	(2,577,714)	(7,998,181)	(8,013,760)
Sales and marketing expenses	(834,501)	(1,116,377)	(2,361,839)	(2,800,969)
General and administrative expenses	(1,866,055)	(3,240,770)	(6,556,944)	(9,302,798)
Recovery of (provision for) doubtful accounts	142,966	(24,623)	(68,651)	(286,283)
Total operating expenses	(4,943,181)	(6,959,484)	(16,985,615)	(20,403,810)
Operating (loss) income	(1,482,733)	5,289,094	(2,673,505)	(1,364,846)
Finance income (expenses), net	687,345	(447,031)	71,869	(189,248)
Other (expenses) income, net	(991,352)	601,654	(1,165,094)	1,022,907
Change in fair value of warrants	936,000	15,000	4,699,000	136,000
Income (loss) before income tax	(850,740)	5,458,717	932,270	(395,187)
Income tax credit (expenses)	2,012	305,431	(84,230)	1,015,626
Net (loss) income	(848,728)	5,764,148	848,040	620,439
Less: Net loss attributable to non-controlling interest	848,438	570,644	401,313	1,699,008
Net (loss) income attributable to CBAK Energy Technology, Inc.	$(290)	$6,334,792	$1,249,353	$2,319,447

Net (loss) income	(848,728)	5,764,148	848,040	620,439
Other comprehensive loss
– Foreign currency translation adjustment	(8,925,745)	(515,279)	(15,620,472)	(6,405,609)
Comprehensive (loss) income	(9,774,473)	5,248,869	(14,772,432)	(5,785,170)
Less: Comprehensive loss attributable to non-controlling interest	1,632,419	553,874	1,150,285	1,927,515
Comprehensive (loss) income attributable to CBAK Energy Technology, Inc.	$(8,142,054)	$5,802,743	$(13,622,147)	$(3,857,655)

Income (loss) per share
– Basic	$(0.00)*	$0.07	$0.01	$0.03
– Diluted	$(0.00)*	$0.07	$0.01	$0.03

Weighted average number of shares of common stock:
– Basic	88,996,692	89,473,026	88,900,977	89,171,988
– Diluted	88,996,692	89,904,319	88,923,265	89,582,401